BRITISH COLUMBIA

Ministry of Finance
Corporate and Personal
Property Registries
www.corporateonline.gov.bc.ca

Mailing Address:
PO BOX 9431 Stn Prov Govt.
Victoria BC V8W 9V3

Location:
2nd Floor - 940 Blanshard St.
Victoria BC
250 356-8626

Notice of Articles

BUSINESS CORPORATIONS ACT

CERTIFIED COPY
Of a Document filed with the Province of British Columbia Registrar of Companies

RON TOWNSHEND
January 16, 2006

This Notice of Articles was issued by the Registrar on: January 16, 2006 01:43 PM Pacific Time

Incorporation Number: **C0745883**

Recognition Date and Time: Continued into British Columbia on January 16, 2006 01:43 PM Pacific Time

NOTICE OF ARTICLES

Name of Company:

TRANS-ORIENT PETROLEUM LTD.

REGISTERED OFFICE INFORMATION

Mailing Address:
1500 ROYAL CENTRE
1055 WEST GEORGIA STREET
P.O. BOX 11117
VANCOUVER BC V6E 4N7
CANADA

Delivery Address:
1500 ROYAL CENTRE
1055 WEST GEORGIA STREET
P.O. BOX 11117
VANCOUVER BC V6E 4N7
CANADA

RECORDS OFFICE INFORMATION

Mailing Address:
1500 ROYAL CENTRE
1055 WEST GEORGIA STREET
P.O. BOX 11117
VANCOUVER BC V6E 4N7
CANADA

Delivery Address:
1500 ROYAL CENTRE
1055 WEST GEORGIA STREET
P.O. BOX 11117
VANCOUVER BC V6E 4N7
CANADA

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
Lynes, Douglas

Mailing Address:
4612 - 54A STREET
DELTA BC V4K 2Z8
CANADA

Delivery Address:
4612 - 54A STREET
DELTA BC V4K 2Z8
CANADA

Last Name, First Name, Middle Name:
MacNeil, Barry

Mailing Address:
13181 - 28TH AVENUE
SURREY BC V4P 1K1
CANADA

Delivery Address:
13181 - 28TH AVENUE
SURREY BC V4P 1K1
CANADA

Last Name, First Name, Middle Name:
Hart, Michael

Mailing Address:
3331 BEACH AVENUE
ROBERTS CREEK BC V0N 2W0
CANADA

Delivery Address:
3331 BEACH AVENUE
ROBERTS CREEK BC V0N 2W0
CANADA

Last Name, First Name, Middle Name:
Loretto, Peter C.

Mailing Address:
6135 MACDONALD STREET
VANCOUVER BC V6N 1E7
CANADA

Delivery Address:
6135 MACDONALD STREET
VANCOUVER BC V6N 1E7
CANADA

AUTHORIZED SHARE STRUCTURE

1.	No Maximum	Common Shares	Without Par Value Without Special Rights or Restrictions attached
2.	No Maximum	Preferred Shares	Without Par Value With Special Rights or Restrictions attached